SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2012

Date of Report (Date of earliest event reported)

Armada Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously reported, on November 14, 2012, Armada Oil, Inc. (“Armada”), Mesa Energy Holdings, Inc. (“Mesa”) and Mesa Energy, Inc. (“MEI”), a Nevada corporation and a wholly owned subsidiary of Mesa constituting substantially all of the assets of Mesa, entered into an asset purchase agreement and plan of reorganization (the “Acquisition Agreement”), pursuant to which Armada will purchase from Mesa 100% of the issued and outstanding shares of MEI (the “Acquisition”). Immediately prior to the completion of the Acquisition, Mesa will assign to MEI, and MEI will assume, all of the other assets and liabilities of Mesa (the “Assignment and Assumption”). Upon completion of the Acquisition, MEI and its subsidiaries will become directly or indirectly wholly owned subsidiaries of Armada, and Mesa will file a certificate of dissolution with the State of Delaware to liquidate and dissolve, and its corporate existence will then cease.

Armada and Mesa have prepared a Proposed Business Combination Overview (the “Presentation”), which they intend to distribute to certain of their respective security holders and other persons and to post on their respective websites. A copy of the Presentation is furnished as Exhibit 99.1. As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K (this “Report”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

To the extent required, the information included in Item 7.01 of this Report is incorporated into this Item 8.01.

Additional Information about the Acquisition and Where to Find It

Armada and Mesa have filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Form S-4”) covering securities to be issued in the Acquisition, which has not yet become effective, containing a preliminary prospectus of Armada and proxy statement of Mesa. It is expected that Mesa shareholders will receive a definitive proxy statement in connection with the solicitation of written consents to the proposed transaction. A copy of the definitive Acquisition Agreement has been filed by Mesa with its Current Report on Form 8-K filed with the SEC on November 20, 2012, and as part of the prospectus/proxy statement included in the Form S-4 filed by Armada on November 29, 2012. Armada is not soliciting the consent of its stockholders with respect to the Acquisition Agreement and the transactions contemplated thereby. For additional information regarding the Acquisition Agreement and the transactions contemplated thereby, Armada’s stockholders are urged to read the definitive prospectus/proxy statement, including any amendment thereto, and related documents Armada may file when they become available because they will contain important information. When these documents are filed, they will be available for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Armada will be made available to stockholders in the definitive prospectus/proxy statement. Such documents are not currently available.

Participants in Solicitation of Proxies

Armada and Mesa and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Mesa’s shareholders in connection with the proposed Acquisition. Information about the directors and executive officers of Armada and Mesa and information about other persons who may be deemed participants in this solicitation will be included in the prospectus/proxy statement. Information about Armada’s executive officers and directors can be found in Armada’s Annual Report on Form 10-K filed with the SEC on June 27, 2012. Information about Mesa’s executive officers and directors can be found in Mesa’s Annual Report on Form 10-K filed with the SEC on April 13, 2012. Additionally, information about each of Armada’s and Mesa’s executive officers and directors who are expected to remain as executive officers and/or directors of Armada upon completion of the Acquisition can be found in the Form S-4 filed by Armada on November 29, 2012.

Forward-Looking Statements

This Report and its exhibit contain forward-looking statements, including with respect to the negotiation, implementation and effects of a proposed business combination between Mesa and Armada that may result from the non-binding term sheet. Those statements and statements made in this release that are not historical in nature, including those related to future synergies, competitive advantages and profitability, constitute forward-looking statements. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and Mesa’s or Armada’s actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the risks and uncertainties, including: difficulties, delays or unexpected costs with respect to, or the inability to consummate, the proposed business combination and other transactions referred to in this Report and its exhibit, risks associated with the inherent uncertainty of Mesa’s and Armada’s future financial results, Mesa’s or Armada’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to them and to integrate and successfully exploit any resulting acquisitions, the availability and pricing of additional capital to finance their respective operations and leasehold acquisitions, their respective ability to build and maintain successful operations infrastructures, the intensity of competition, changes and volatility in energy prices, general economic conditions and the other risk factors described in the documents we file with the SEC. All forward-looking statements included in this Report and its exhibit are made as of the date of this Report, and neither Mesa nor Armada assumes any obligation to update any such forward-looking statements.

No Offer or Solicitation to Sell

This Report and its exhibit shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Proposed Business Combination Overview dated November 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 30, 2012.

Armada Oil, Inc.

By: /s/ James J. Cerna, Jr.

James J. Cerna, Jr.

President and Chief Executive Officer